Cusip Number 36559B708                                       NASDAQ Symbol CHCGX

________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                                 A No Load Fund
________________________________________________________________________________



                                   PROSPECTUS
                                  June 3, 2002





The Chesapeake Core Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.




                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND
--------

   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks of Investing in the Fund....................................3
   Bar Chart and Performance Table.............................................4
   Fees and Expenses of the Fund...............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------

   The Investment Advisor......................................................6
   The Administrator...........................................................7
   The Transfer Agent..........................................................7
   The Distributor.............................................................7

INVESTING IN THE FUND..........................................................8
---------------------

   Minimum Investment..........................................................8
   Purchase and Redemption Price...............................................8
   Purchasing Shares...........................................................9
   Redeeming Your Shares......................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------

   Dividends, Distributions, and Taxes........................................13
   Financial Highlights ......................................................14
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.



PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1000 companies based on market capitalization. The Fund's investments in these companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objectives.

In making investment decisions for the Fund, Gardner Lewis Asset Management ("Advisor") will focus on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt. The Advisor also favors portfolio investments in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these portfolio companies, the Advisor includes analysis of the following:

          o    growth rate of earnings,
          o    financial performance,
          o    management strengths and weaknesses,
          o    current market valuation in relation to earnings growth,
          o    historic and comparable company valuations,
          o level and nature of the company's debt, cash flow, working capital, and
          o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and 80% to 90% of the portfolio will be invested in the 1000 largest companies described above. Generally, all the securities in which the Fund may invest will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may also invest in foreign securities. However, all foreign securities that the Fund may acquire will be traded on domestic U.S. exchanges. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Market Segment Risk: Investors are also subject to the risk that the Fund's market segment, the largest 1000 companies, may underperform other equity market segments or the equity markets as a whole.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 1998 -  27.32%
                                 1999 -  47.60%
                                 2000 -   6.36%
                                 2001 - -12.72%



     o During the 4-year period shown in the bar chart above, the highest return for a calendar quarter was 36.08% (quarter ended December 31, 1999).
     o During the 4-year period shown in the bar chart above, the lowest return for a calendar quarter was (21.56)% (quarter ended September 30, 2001).
     o The year-to-date total return of the Fund as of the most recent calendar quarter was (2.41)% (quarter ended March 31, 2002).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, three years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



------------------------------------------------------ ------------ ---------- --------------
Average Annual Total Returns                              Past 1      Past 3       Since
Period ended December 31, 2001                             Year       Years      Inception*
------------------------------------------------------ ------------ ---------- --------------
The Chesapeake Core Growth Fund
     Before taxes on distributions                       (12.72)%     11.07 %     13.80 %
     After taxes on distributions                        (12.74)%      8.67 %     12.04 %
     After taxes on distributions and sale of shares      (7.74)%      8.14 %     10.78 %
------------------------------------------------------ ------------ ---------- --------------
S&P 500 Total Return Index**                             (11.89)%     (1.03)%      5.86 %
------------------------------------------------------ ------------ ---------- --------------

      *    September 29, 1997 (inception date of the Fund)
      ** The S&P 500 Total Return Index is the Standard & Poor's composite index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions expenses, or taxes its returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                          Shareholder Fees for the Fund
                    (fees paid directly from your investment)
                    -----------------------------------------

       Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price) ........................None
       Redemption Fee
           (as a percentage of amount redeemed, if applicable).........None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

       Management Fees................................................1.00%
       Distribution and/or Service (12b-1) Fees.......................0.25%
       Other Expenses.................................................0.72%
                                                                     ------
           Total Annual Fund Operating Expenses.......................1.97%*
           Fee Waivers and/or Expense Reimbursements.................(0.57%)*
                                                                     ------
           Net Expenses...............................................1.40%
                                                                      =====


    *"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal period ended October 31, 2001, as annualized, plus the maximum Distribution and/or Service (12b-1) Fees which are payable pursuant to a Rule 12b-1 Plan approved by the Fund's shareholders on May 30, 2002. "Total Annual Fund Operating Expenses" have been restated to reflect the maximum 12b-1 fees as currently in effect as if the Rule 12b-1 Plan had been in effect for the entire fiscal period ended October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001. Effective June 1, 2002, a contractual agreement between the Advisor and the Trust became effective under which the Advisor agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses but including payments, if any, under a Rule 12b-1 Plan) to not more than 1.40% of the average daily net assets of the Fund for the remainder of the fiscal year to end October 31, 2002. It is expected that the contractual agreement will continue from year to year provided such continuance is approved by the Board of Trustees of the Trust. Prior to June 1, 2002, this contractual agreement provided that Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments if any, under a Rule 12b-1 Plan) would not exceed 1.25% of the average daily net assets of the Fund. Consequently, "Fee Waivers and/or Expense Reimbursements" have been restated to reflect the agreed expense limitation as currently in effect as if it had been in effect for the entire fiscal period ended October 31, 2001. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal period ended October 31, 2001, the amount of expenses paid by these brokers totaled 0.08% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

                  Total Annual Fund Operating Expenses for
                  the fiscal period ended October 31, 2001    1.17%

     See the  "Management  of the  Fund -  Expense  Limitation  Agreement  and -
     Brokerage/Service   Arrangements"   sections   below   for  more   detailed
     information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

         (1) You invest $10,000 in the Fund for the periods shown;
         (2) You reinvest all dividends and distributions;
         (3) You redeem all of your shares at the end of those periods;
         (4) You earn a 5% total return; and
         (5) The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above:

   ----------------------- ---------- ----------- ----------- ------------
       Period Invested       1 Year     3 Years     5 Years     10 Years
   ----------------------- ---------- ----------- ----------- ------------
          Your Costs          $143        $563      $1,010       $2,250
   ----------------------- ---------- ----------- ----------- ------------


                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1997. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2.5 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. During the most recent fiscal period ended October 31, 2001, the Advisor waived a portion of its fee in the amount of $65,644. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the fiscal period ended October 31, 2001 was 0.56%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, but including payments, if any, pursuant to a Rule 12b-1 Plan) are limited to 1.40% of the average daily net assets of the Fund for the remainder of the fiscal year to end October 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days' notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the particular Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2001. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.



THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and 12b-1 fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.



                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.



PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Distribution of the Fund's Shares. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Fund's shares annually 0.25% of the average daily net assets of the Fund's shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Core Growth Fund," to:

            The Chesapeake Core Growth Fund
            c/o NC Shareholder Services
            116 South Franklin Street
            Post Office Box 4365
            Rocky Mount, North Carolina  27803-0365

The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

            First Union National Bank of North Carolina
            Charlotte, North Carolina
            ABA # 053000219
            For:  The Chesapeake Core Growth Fund
            Acct. # 2000001067260
            For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

            The Chesapeake Core Growth Fund
            c/o NC Shareholder Services
            116 South Franklin Street
            Post Office Box 4365
            Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

   (1) The name of the Fund,
   (2) Shareholder name and account number,
   (3) Number of shares or dollar amount to be redeemed,
   (4) Instructions for transmittal of redemption funds to the shareholder, and
   (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $250. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings the account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature  Guarantees.  To  protect  your  account  and  the  Fund  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized. Any distributions resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the years since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below for the years and periods ended October 31, 2001, February 28, 2001, February 29, 2000, and February 28, 1999 and 1998 have been derived from audited financial statements of the Fund. The financial data for those fiscal years and periods have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and periods is incorporated by reference into the SAI. The financial data for the period ended April 30, 2002 is derived from unaudited financial statements of the Fund. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.





                 (For a Share Outstanding Throughout the Period)

======================================================== ============= ============== =========== ========== ========= ============
                                                            Period         Period        Year       Year       Year       Period
                                                            Ended          Ended         Ended      Ended      Ended      Ended
                                                          4/30/02 (a)   10/31/01 (b)    2/28/01    2/29/00    2/28/99    2/28/98 (c)
                                                          -----------   ------------    -------    -------    -------   -----------
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Net Asset Value, Beginning of Period                        $12.31         $15.13       $19.42      $12.68    $10.72      $10.00
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Income (loss) from investment operations
 Net investment loss                                         (0.03)         (0.02)       (0.08)      (0.07)    (0.07)      (0.01)
 Net realized and unrealized (loss) gain on investments       0.70          (2.80)       (2.10)       8.18      2.03        0.75
                                                              ----           ----         ----        ----      ----        ----
      Total from investment operations                        0.67          (2.82)       (2.18)       8.11      1.96        0.74
                                                              ----           ----         ----        ----      ----        ----
 ------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Less Distributions to shareholders from
    Distributions in excess of net investment income          0.00           0.00         0.00        0.00      0.00       (0.02)
    Net realized gain from investment transactions           (0.01)          0.00        (2.11)      (1.37)     0.00        0.00
                                                             ------          ----         ----        ----      ----        ----
     Total distributions                                     (0.01)          0.00        (2.11)      (1.37)     0.00       (0.02)
                                                             ------          ----         ----        ----      ----        ----
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Net Asset Value, End of Period                               $12.97        $12.31       $15.13      $19.42    $12.68      $10.72
                                                             ======        ======       ======      ======    ======      ======
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Total Return                                                5.44 %(d)    (18.69)%(d)    (12.37)%    66.64 %   18.27 %      7.49 %
                                                           =========     ===========    ========    =======   =======     =======
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
Ratios/supplemental data
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
    Net Assets, End of Period (000's)                      $28,961         $23,835     $15,716     $11,542    $6,050      $6,048
                                                           =======         =======     =======     =======    ======      ======
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
    Ratio of expenses to average net assets
       Before expense reimbursements and waived fees       1.57 %(e)      1.72 %(e)     1.80 %      2.25 %     2.73 %      3.19 %(e)
       After expense reimbursements and waived fees        1.16 %(e)      1.17 %(e)     1.25 %      1.15 %     1.39 %      1.24 %(e)
-------------------------------------------------------- ------------- -------------- ----------- ---------- ---------  -----------
    Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees      (0.91)%(e)     (0.86)%(e)    (1.06)%     (1.59)%    (1.89)%     (2.19)%(e)
       After expense reimbursements and waived fees       (0.50)%(e)     (0.31)%(e)    (0.50)%     (0.49)%    (0.55)%     (0.24)%(e)
-------------------------------------------------------- ------------- -------------- ----------- ---------- --------- ------------
Portfolio turnover rate                              65.26 %        105.88 %      136.22%    130.44 %   174.44 %     29.83 %
======================================================== ============= ============== =========== ========== ========= ============

     (a) Unaudited and for the semi-annual period from November 1, 2001 to April 30, 2002.
     (b) For the period from March 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.
     (c) For the period from September 29, 1997 (commencement of operations) to February 28, 1998.
     (d)  Not annualized.
     (e)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

                                 A No Load Fund

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



         By telephone:          1-800-430-3863

         By mail:               The Chesapeake Core Growth Fund
                                c/o NC Shareholder Services
                                116 South Franklin Street
                                Post Office Box 4365
                                Rocky Mount, NC 27803-0365


         By e-mail:             info@ncfunds.com


         On the Internet:       www.ncfunds.com





Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                  June 3, 2002

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863



                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  4
PORTFOLIO TRANSACTIONS.......................................................  5
NET ASSET VALUE..............................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  7
DESCRIPTION OF THE TRUST.....................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES......................................  9
MANAGEMENT OF THE FUND......................................................  11
SPECIAL SHAREHOLDER SERVICES................................................. 17
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 18
FINANCIAL STATEMENTS..........................................................20
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 21







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized on September 29, 1997 as a separate diversified, open-end, management investment portfolio of the Gardner Lewis Investment Trust ("Trust"). The Trust was organized on April 12, 1992 under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Gardner Lewis Asset Management ("Advisor"), the investment advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes in interest rates.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10. Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short). While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal period March 1, 2001 to October 31, 2001 ("fiscal period ended October 31, 2001"), the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and Standard & Poors Securities, Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such period the firms received $16,903 and $27,096, respectively, in brokerage commissions from the Fund and paid $2,421 and $14,048, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal period ended October 31, 2001 and the fiscal years ended February 28, 2001 and February 29, 2000, the Fund paid brokerage commissions of $97,558, $46,790, and $17,812, respectively; none of which was paid to the Distributor. The substantial increase in brokerage commissions paid for the fiscal period ended October 31, 2001 and the fiscal year ended February 28, 2001 from each previous fiscal year was primarily due to increased trading resulting from growth in the Fund's total assets.

                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The net asset value per share of the Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's net asset value will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal period ended October 31, 2001. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal period ended October 31, 2001, the net expenses of the Fund (after expense reductions of $16,469 paid by brokers pursuant to brokerage/service arrangements with the Fund and waiver of $65,644 of investment advisory fees) were $174,696 (1.17% of the average daily net assets of the
Fund). For the fiscal year ended February 28, 2001, the net expenses of the Fund (after expense reductions of $17,326 paid by brokers pursuant to brokerage/service arrangements with the Fund and waiver of $68,927 of investment advisory fees) were $194,432 (1.25% of the average daily net assets of the
Fund). For the fiscal year ended February 29, 2000, the net expenses of the Fund (after expense reductions of $5,446 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $69,737 of investment advisory fees, and waiver of $13,221 of administration fees) were $92,619 (1.15% of the average daily net assets of the Fund).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the

Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. See "Investing in the Fund" in the Prospectus.

Plan Under Rule 12b-1. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Investing in the Fund - Distribution of the Fund's Shares" section in the Fund's prospectus). Under the Plan, the Fund may expend a percentage of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Fund's shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plan. The
Plan, the Distribution Agreement and any dealer agreement with any broker/dealers may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Fund's outstanding voting shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting shares, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

Because the Plan did not commence until June 3, 2002, there are no prior amounts incurred in connection with the Plan for the Fund to be presented here. It is anticipated that the principal types of activities for which payments will be made under the Plan include compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Growth Fund, and The Chesapeake Aggressive Growth Fund collectively, the "Chesapeake Funds"), all managed by the Advisor. The shares of the Fund and The Chesapeake Aggressive Growth Fund are all of one class; the shares of The Chesapeake Growth Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
         Name, Address,        Position(s)  Length          Principal Occupation(s)           Number of    Other Directorships Held
            and Age            held with    of Time           During Past 5 Years             Portfolios          by  Trustee
                               Fund/Trust   Served                                             in Fund
                                                                                               Complex
                                                                                             Overseen by
                                                                                               Trustee
  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------

                                                          Independent Trustees

  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
  Jack E. Brinson, 69          Trustee     Since     Retired;  Previously, President of           3        Independent Trustee -
                                           8/92      Brinson Investment Co.  (personal                     The Nottingham Investment
                                                     investments) and  President                           Trust II for the seven
                                                     of Brinson Chevrolet, Inc.                            series of that trust; New
                                                     (auto dealership)                                     Providence Investment
                                                                                                           Trust for the one series
                                                                                                           of that trust; Hillman
                                                                                                           Capital Management
                                                                                                           Investment Trust for the
                                                                                                           two series of that trust;
                                                                                                           and de Leon Funds Trust
                                                                                                           for the one series of
                                                                                                           that trust (all
                                                                                                           registered investment
                                                                                                           companies)
  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
  Theo H. Pitt, Jr., 65        Trustee     Since     Senior Partner, Community Financial          3        Independent Trustee -
                                           4/02      Institutions Consulting,                              Hillman Capital
                                                     Rocky Mount, North Carolina, since                    Management Investment
                                                     1997; previously, Chairman & CEO,                     Trust for the two series
                                                     Standard Insurance & Realty                           of that trust
                                                     Corporation,                                          (registered investment
                                                     Rocky Mount, North Carolina,                           company)
                                                     1992-1997
  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------

                                                          Interested Trustee*

  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
  W. Whitfield Gardner, 38     Chairman,   Since     Chairman and Chief Executive Officer         3        None
  Chief Executive Officer      and         6/96      of Gardner Lewis Asset Management,
  The Chesapeake Funds         Chief                 LP (Advisor); Chairman and Chief
  285 Wilmington-West          Executive             Executive Officer of Gardner Lewis
  Chester Pike                 Officer               Asset Management, Inc. (investment
  Chadds Ford, Pennsylvania                          advisor)
  19317
  ----------------------------------------------------------------------------------------------------------------------------------
  *Basis of Interestedness.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
  Lewis Asset Management, L.P., the Fund's advisor.


                                       11

  ----------------------------------------------------------------------------------------------------------------------------------

                                                                Officers

  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
  John L. Lewis, IV, 37        President   Since     President (since April 1990) of            n/a                  n/a
  The Chesapeake Funds                     12/93     Gardner Lewis Asset Management, LP
  285 Wilmington-West                                (Advisor)
  Chester Pike
  Chadds Ford, Pennsylvania
  19317
  ---------------------------- ----------- --------- -------------------------------------- -------------- -------------------------
  C. Frank Watson, III, 31     Secretary,  Since     President and Chief Operating              n/a                  n/a
                               Assistant   5/96      Officer of The Nottingham Company
                               Treasurer               (Administrator to the Fund)
                                                      since 1999; previously, Chief
                                                      Operating Officer
  ---------------------------- ----------- ---------- -------------------------------------- -------------- ------------------------
  Julian G. Winters, 33        Treasurer,  Since      Vice President, Compliance                n/a                  n/a
                               Assistant   4/98        Administration of
                               Secretary              The Nottingham Company
                                                        (Administrator to the Fund)
                                                      since 1998; previously, Fund
                                                      Acountant
  ---------------------------- ----------- ---------- -------------------------------------- -------------- ------------------------
  William D. Zantzinger, 39    Vice        Since      Manager of Trading of                     n/a                  n/a
  The Chesapeake Funds         President   12/93      Gardner Lewis Asset Management, LP
  285 Wilmington-West                                   (Advisor)
  Chester Pike                                        Chadds Ford, Pennsylvania
  Chadds Ford, Pennsylvania
  19317
  ---------------------------- ----------- ---------- -------------------------------------- -------------- ------------------------


Trustee Standing Committees. The Trustees have established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2001 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

------------------------- ------------------------------------- -----------------------------------
    Name of Trustee        Dollar Range of Equity Securities     Aggregate Dollar Range of Equity
                                      in the Fund                  Securities in All Registered
                                                                  Investment Companies Overseen
                                                                     By Trustee in Family of
                                                                      Investment Companies*
------------------------- ------------------------------------- -----------------------------------

                              Independent Trustees

------------------------- ------------------------------------- -----------------------------------
Jack E. Brinson                           A                                    B
------------------------- ------------------------------------- -----------------------------------
Theo H. Pitt, Jr.                         A                                    A
------------------------- ------------------------------------- -----------------------------------

                               Interested Trustee

------------------------- ------------------------------------- -----------------------------------
W. Whitfield Gardner                      E                                    E
------------------------- ------------------------------------- -----------------------------------

*Family of Investment Companies includes each of the Chesapeake Funds.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the Investment Advisory Agreement ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund Counsel. The Trustees also reviewed certain soft dollar arrangements involving broker rebates. These rebates were used by the Fund to offset Fund expenses. The Advisor did not receive any directs benefits from the soft dollar arrangements other than the benefit to the Fund.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) the investment performance of the Fund; (iii) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the

Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal period ended October 31, 2001.

                                                   Pension or                                       Total
                                                   Retirement                                   Compensation
                                 Aggregate          Benefits               Estimated            from the Fund
                               Compensation        Accrued As               Annual                and Trust
                                 from the         Part of Fund           Benefits Upon             Paid to
  Name of Person, Position         Fund             Expenses              Retirement              Trustees*
  ------------------------         ----             --------              ----------              --------

 ----------------------------------------------------------------------------------------------------------------------

                                                 Independent Trustees

 ----------------------------------------------------------------------------------------------------------------------
  Jack E. Brinson, Trustee       $ 2,350             None                    None                  $7,050
 ----------------------------------------------------------------------------------------------------------------------
  Theo H. Pitt, Jr., Trustee**     None              None                    None                   None
 ----------------------------------------------------------------------------------------------------------------------

                                                  Interested Trustee

 ----------------------------------------------------------------------------------------------------------------------
 W. Whitfield Gardner, Trustee     None              None                    None                   None
 ----------------------------------------------------------------------------------------------------------------------

  * Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.
 ** Mr. Pitt became a Trustee of the Trust on April 30, 2002.

Principal Holders of Voting Securities

As of May 13, 2002, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 6.286% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of May 13, 2002.

     Name and Address of             Amount and Nature of          Percent
     Beneficial Owner                Beneficial Ownership*         of Fund
     ----------------                ---------------------         -------

SEMA & Co.                            310,000.000 shares           13.579%
95400141
12E. 49th Street, 41st Floor
New York, NY  10017

Equitable Trust Company               267,677.789 shares           11.726%
511 Union Street
Suite 800
Nashville, TN  37219

Joseph Garner Scott                   257,582.238 shares           11.283%
P.O. Box 3079
West Columbia, SC  29171

Shoreline Properties LP               206,464.525 shares            9.044%
Shoreline Management LLC
P.O. Box 329
Jackson, MS  39205

National Investor Service             136,037.829 shares            5.959%
55 Water Street, 32nd Floor
New York, NY  10041

Arrowhead Properties                  135,598.466 shares            5.940%
P.O. Box 6100
Ridgeland, MS  39158

Gail Hederman Wallace                 134,820.958 shares            5.906%
P.O. Box 6100
Ridgeland, MS  39158

* The shares indicated are believed by the Fund to be owned both of record and beneficially.


Investment Advisor and Other Service Providers

Investment Advisor. Information about Gardner Lewis Asset Management, Chadds Ford, Pennsylvania and its duties and compensation as advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals of the Advisor. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger are affiliated persons of the Fund and the Advisor.

The Trust and the Advisor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal period ended October 31, 2001, the Advisor received its fee in the amount of $83,451 after voluntarily waiving a portion of its fee in the amount of $65,644. For the fiscal year ended February 28, 2001, the Advisor received its fee in the amount of $86,936 after voluntarily waiving a portion of its fee in the amount of $68,927. For the fiscal year ended February 29, 2000, the Advisor received its fee in the amount of $10,891 after voluntarily waiving a portion of its fee in the amount of $69,737.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Compensation of the Administrator is based on a fund administration fee at the annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.002% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million with a minimum annual fee of $4,800 plus transaction fees. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal period ended October 31, 2001, the Administrator received $11,182 in fund administration fees. For services to the Fund for the fiscal year ended February 28, 2001, the Administrator received $11,690 in fund administration fees. For services to the Fund for the fiscal year ended February 29, 2000, the Administrator received $5,343 (after waivers of $13,221) in fund administration fees. For the same period and years, the Administrator received fund accounting fees of $19,491, $22,905, and $21,000, respectively.

The Administrator performs the following services for the Fund: (1) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent receives a shareholder servicing fee of $15 per shareholder per year, with a minimum fee of $1,500 per month per class and a minimum fee of $750 per month for each additional class of shares. For the fiscal period ended October 31, 2001, the Transfer Agent received $12,000 in such shareholder servicing fees. For the fiscal year ended February 28, 2001, the Transfer Agent received $11,250 in such shareholder servicing fees. For the fiscal year ended February 29, 2000, the Transfer Agent received $9,000 in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody-PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal  Counsel.  Parker,  Poe,  Adams  &   Bernstein  L.L.P.,  Charlotte,  North
Carolina, serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds of the Trust (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         The Chesapeake Core Growth Fund
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the cumulative total return of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized.

The average annual returns before taxes on distributions of the Fund for the one-year period ended October 31, 2001, the three-year period ended October 31, 2001, and since inception (September 29, 1997) through October 31, 2001 were (30.78)%, 12.76%, and 10.59%, respectively. The cumulative total return before taxes on distributions of the Fund since inception through October 31, 2001 was 50.94%. The average annual returns after taxes on distributions of the Fund for the one-year period ended October 31, 2001, the three-year period ended October 31, 2001, and since inception through October 31, 2001 were (33.32)%, 10.33%, and 8.82%, respectively. The cumulative total return after taxes on distributions of the Fund since inception through October 31, 2001 was 41.29%. The average annual returns after taxes on distributions and sale of shares of the Fund for the one-year period ended October 31, 2001, the three-year period ended October 31, 2001, and since inception through October 31, 2001 were (17.54)%, 9.69%, and 8.16%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund since inception through October 31, 2001 was 37.84%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements for the fiscal period ended October 31, 2001,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative". The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                                  Annual Report


              For the period from March 1, 2001 to October 31, 2001
                                  (See Note 1)



                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317


                         THE CHESAPEAKE CORE GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Chesapeake Core Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., Post Office Drawer 4365, Rocky Mount, North Carolina 27803, Phone 1-800-773-3863

                         _____________________________

                              THE CHESAPEAKE FUNDS
                         _____________________________


                                                    December 6, 2001


Dear Shareholder:

         The Chesapeake Core Growth Fund's fiscal year ending October 31, 2001 encompasses the 8 months beginning March 1, 2001. This short fiscal year results from a change in the fund's fiscal year end from February 28 to October 31 in order to coincide with the "excise tax" period which ends each October 31 and which all mutual funds follow.

         Throughout the first part of the year, investors were torn between looking at the anticipated economic downturn and looking through the downturn toward the eventual recovery. Investor attention bounced back and forth between value and growth segments of the market. From the beginning of July, however, investors began to focus singularly on the downturn and its ramifications to corporate results. Evidently, despite the intense attention committed to the economic cycle over the past year, economic weakness had not yet been fully discounted into market prices. This created severe selling pressure on the stocks of cyclically sensitive and growth oriented companies. The September 11 attacks heightened general investor fear, particularly in small/mid caps, but actually changed few of the themes that had dominated prior to that date.

         By late September, investor sentiment had begun to stabilize. Attention turned once again toward growth oriented and cyclically sensitive companies. Companies' quarterly earnings reports in October were better than expected, and the small/mid cap growth universe experienced its first positive month since June. Areas like Retail and Technology dramatically outperformed more defensive areas like Healthcare.

         Losses through the fiscal year were very broad, both within the portfolio and in the marketplace. In the portfolio, the Transport, and Energy sectors were slightly profitable, while all other economic sectors showed losses. Losses in Technology were most severe, followed by Utilities (independent power producers). Within the S&P 500 index, all economic sectors experienced losses for the period.

         Looking forward, investors will continue to weigh the current economic weakness against anticipated economic improvement. The market's near term performance will depend upon how far forward investors are willing to look and how much current weakness is already factored into share prices. As evidenced by the October rally, we think investors have already begun to look ahead toward better corporate results in 2002 and 2003.


Sincerely,


/s/ W. Whitfield Gardner                            /s/ John L. Lewis, IV

W. Whitfield Gardner                                John L. Lewis, IV




--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                         THE CHESAPEAKE CORE GROWTH FUND

                     Performance Update - $25,000 Investment

       For the period from September 29, 1997 (Commencement of Operations)
                               to October 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                    The Chesapeake Core            S&P 500 Total
                        Growth Fund                Return Index
--------------------------------------------------------------------------------
 9/29/97                 $25,000                     $25,000
10/31/97                  24,450                      24,012
 1/31/98                  24,794                      25,974
 4/30/98                  28,275                      29,412
 7/31/98                  28,400                      29,760
10/31/98                  26,321                      29,292
 1/31/99                  33,359                      34,232
 4/30/99                  35,137                      35,831
 7/31/99                  35,112                      35,773
10/31/99                  39,194                      36,811
 1/31/00                  46,279                      37,773
 4/30/00                  52,661                      39,459
 7/31/00                  55,006                      38,984
10/31/00                  54,515                      39,053
 1/31/01                  53,123                      37,433
 4/30/01                  48,311                      34,341
 7/31/01                  45,920                      33,397
10/31/01                  37,735                      29,327


This graph depicts the performance of The Chesapeake Core Growth Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

             --------------- ---------------- ----------------------
                                                   Since 9/29/97
                 One Year       Three Years      (Commencement of
                                                    Operations)
             --------------- ---------------- ----------------------
                 (30.78)%         12.76 %             10.59 %
             --------------- ---------------- ----------------------


>>   The graph  assumes an initial  $25,000  investment  at  September  29, 1997
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>>   At October 31, 2001,  the value of the Fund would have increased to $37,735
     - a cumulative total investment return of 50.94% since September 29, 1997.

>> At October 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have increased to $29,327 - a cumulative total investment return of 17.31% since September 29, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 100.03%

      Apparel Manufacturing - 2.26%
      (a)  Jones Apparel Group, Inc. .................................................                 19,500            $   538,200
                                                                                                                         -----------

      Broadcast - Cable - 3.78%
      (a)  Cablevision Systems Corporation ...........................................                 13,400                454,394
      (a)  Comcast Corporation .......................................................                 12,400                444,416
                                                                                                                         -----------
                                                                                                                             898,810
                                                                                                                         -----------
      Broadcast - Radio & Television - 1.44%
      (a)  Clear Channel Communications, Inc. ........................................                  9,000                342,720
                                                                                                                         -----------

      Chemicals - 1.54%
           E.I. du Pont de Nemours and Company .......................................                  9,200                368,000
                                                                                                                         -----------

      Commercial Services - 8.63%
      (a)  Cendant Corporation .......................................................                 17,200                222,912
      (a)  Concord EFS, Inc. .........................................................                 24,400                667,828
           H&R Block, Inc. ...........................................................                 15,800                538,464
           Moody's Corporation .......................................................                 18,100                628,432
                                                                                                                         -----------
                                                                                                                           2,057,636
                                                                                                                         -----------
      Computer Software & Services - 1.66%
      (a)  VeriSign, Inc. ............................................................                 10,200                394,842
                                                                                                                         -----------

      Computers - 4.39%
           Compaq Computer Corporation ...............................................                 39,200                343,000
      (a)  EMC Corporation ...........................................................                 27,580                339,786
      (a)  Sun Microsystems, Inc. ....................................................                 35,860                363,979
                                                                                                                         -----------
                                                                                                                           1,046,765
                                                                                                                         -----------
      Electronics - 1.57%
           General Electric Company ..................................................                 10,300                375,023
                                                                                                                         -----------

      Electronics - Semiconductor - 7.43%
      (a)  Applied Micro Circuits Company ............................................                 28,300                312,149
      (a)  ASM Lithography Holdings ..................................................                 15,900                228,642
           Micron Technology, Inc. ...................................................                 11,400                259,464
      (a)  Novellus Systems, Inc. ....................................................                  4,400                145,332
      (a)  Taiwan Semiconductor Manufacturing Company Ltd. ...........................                 45,700                589,987
      (a)  Xilinx, Inc. ..............................................................                  7,750                235,755
                                                                                                                         -----------
                                                                                                                           1,771,329
                                                                                                                         -----------
      Entertainment - 5.02%
      (a)  Gemstar-TV Guide International, Inc. ......................................                 16,900                342,563
      (a)  USA Networks, Inc. ........................................................                 26,100                481,284
      (a)  Viacom Inc. ...............................................................                 10,200                372,402
                                                                                                                         -----------
                                                                                                                           1,196,249
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Financial - Securities Broker - 2.10%
           Lehman Brothers Holdings Inc. ...........................................                   8,000             $   499,680
                                                                                                                         -----------

      Financial Services - 4.40%
           American Express Company ................................................                  20,500                 603,315
           Capital One Financial Corporation .......................................                  10,800                 446,148
                                                                                                                         -----------
                                                                                                                           1,049,463
                                                                                                                         -----------
      Food Processing - 2.69%
           Archer-Daniels-Midland Company ..........................................                  46,050                 641,476
                                                                                                                         -----------

      Forest Products & Paper - 2.13%
           International Paper Company .............................................                  14,200                 508,360
                                                                                                                         -----------

      Insurance - Multiline - 1.98%
           American International Group, Inc. ......................................                   6,000                 471,600
                                                                                                                         -----------

      Medical - Biotechnology - 2.86%
      (a)  Amgen Inc. ..............................................................                  12,000                 681,840
                                                                                                                         -----------

      Medical - Hospital Management & Services - 2.78%
           HCA - The Healthcare Company ............................................                  16,700                 662,322
                                                                                                                         -----------

      Medical Supplies - 9.35%
           Allergan, Inc. ..........................................................                   8,200                 584,168
           Johnson & Johnson .......................................................                   8,810                 510,187
           Medtronic, Inc. .........................................................                  12,300                 495,690
           St. Jude Medical, Inc. ..................................................                   9,000                 639,000
                                                                                                                         -----------
                                                                                                                           2,229,045
                                                                                                                         -----------
      Miscellaneous - Manufacturing - 2.31%
           Tyco International Ltd. .................................................                  11,200                 550,368
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.06%
           Baker Hughes Incorporated ...............................................                  13,700                 491,145
                                                                                                                         -----------

      Oil & Gas - International - 4.37%
           Conoco Inc. .............................................................                  17,000                 436,900
           Phillips Petroleum Company ..............................................                  11,100                 603,951
                                                                                                                         -----------
                                                                                                                           1,040,851
                                                                                                                         -----------
      Pharmaceuticals - 5.33%
           Novartis AG - ADR .......................................................                  15,500                 583,265
           Pfizer, Inc. ............................................................                  16,400                 687,160
                                                                                                                         -----------
                                                                                                                           1,270,425
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                  Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Restaurants & Food Service - 2.11%
           McDonald's Corporation .............................................                   19,300                 $   503,151
                                                                                                                         -----------

      Retail - General Merchandise - 1.02%
           Target Corporation .................................................                    7,800                    242,970
                                                                                                                         -----------

      Retail - Specialty Line - 3.31%
      (a)  Amazon.com, Inc. ...................................................                   35,800                    249,884
           Circuit City Stores, Inc. ..........................................                   39,300                    539,589
                                                                                                                         -----------
                                                                                                                            789,473
                                                                                                                         -----------
      Telecommunications Equipment - 4.72%
      (a)  JDS Uniphase Corporation ...........................................                   70,000                    559,300
      (a)  QUALCOMM Incorporated ..............................................                   11,500                    564,880
                                                                                                                         -----------
                                                                                                                          1,124,180
                                                                                                                         -----------
      Tire & Rubber - 1.03%
           The Goodyear Tire & Rubber Company .................................                   13,200                    245,916
                                                                                                                         -----------

      Transportation - Air - 2.29%
           Southwest Airlines Company .........................................                   34,400                    546,960
                                                                                                                         -----------

      Utilities - Electric - 5.47%
           Dynegy Inc. ........................................................                   11,500                    412,850
      (a)  Mirant Corporation .................................................                   18,600                    483,600
      (a)  The AES Corporation ................................................                   29,600                    407,296
                                                                                                                         -----------
                                                                                                                          1,303,746
                                                                                                                         -----------

           Total Common Stocks (Cost $25,682,983) ......................................................                  23,842,545
                                                                                                                         -----------

INVESTMENT COMPANY - 0.40%

      Evergreen Money Market Institutional Money ..............................                   94,270                     94,270
           Market Fund Institutional Service Shares                                                                      -----------
           (Cost $94,270)

Total Value of Investments (Cost $25,777,253 (b)) .............................                   100.43 %              $23,936,815
Liabilities in Excess of Other Assets .........................................                    (0.43)%                 (101,352)
                                                                                                  ------                -----------
      Net Assets ..............................................................                   100.00 %              $23,835,463
                                                                                                  ======                ===========




                                                                                                                         (Continued)


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2001



      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $25,801,611.  Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:



           Unrealized appreciation .....................................................................                $ 1,178,017
           Unrealized depreciation .....................................................................                 (3,042,813)
                                                                                                                        -----------

                      Net unrealized depreciation ......................................................                $(1,864,796)
                                                                                                                        ===========





      The following acronym is used in this portfolio:

           ADR - American Depository Receipt



























See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          October 31, 2001


ASSETS
      Investments, at value (cost $25,777,253) ........................................................                $ 23,936,815
      Cash ............................................................................................                       1,398
      Income receivable ...............................................................................                       9,021
      Receivable for investments sold .................................................................                     273,943
                                                                                                                       ------------

           Total assets ...............................................................................                  24,221,177
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      24,022
      Payable for investment purchases ................................................................                     361,692
                                                                                                                       ------------

           Total liabilities ..........................................................................                     385,714
                                                                                                                       ------------

NET ASSETS
      (applicable to 1,936,052 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 23,835,463
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($23,835,463 / 1,936,052 shares) ................................................................                $      12.31
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 28,005,227
      Accumulated net realized loss on investments ....................................................                  (2,329,326)
      Net unrealized depreciation on investments ......................................................                  (1,840,438)
                                                                                                                       ------------
                                                                                                                       $ 23,835,463
                                                                                                                       ============


















See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      STATEMENTS OF OPERATIONS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period ended        Year ended
                                                                                                      October 31,       February 28,
                                                                                                        2001 (a)            2001
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS

      Income
           Dividends ...........................................................................      $   128,515       $   116,117
                                                                                                      -----------       -----------

      Expenses
           Investment advisory fees (note 2) ...................................................          149,095           155,863
           Fund administration fees (note 2) ...................................................           11,182            11,690
           Custody fees ........................................................................            4,014             4,873
           Registration and filing administration fees (note 2) ................................            2,758             3,184
           Fund accounting fees (note 2) .......................................................           19,491            22,905
           Audit fees ..........................................................................           14,075            17,147
           Legal fees ..........................................................................            9,818            12,536
           Securities pricing fees .............................................................            2,849             3,810
           Shareholder administration fees (note 2) ............................................            8,333            12,500
           Shareholder recordkeeping fees ......................................................           12,000            11,250
           Shareholder servicing expenses ......................................................            2,684             3,081
           Registration and filing expenses ....................................................            8,022             4,056
           Printing expenses ...................................................................            4,262             3,507
           Trustee fees and meeting expenses ...................................................            4,813             9,283
           Other operating expenses ............................................................            3,413             5,000
                                                                                                      -----------       -----------

               Total expenses ..................................................................          256,809           280,685
                                                                                                      -----------       -----------

               Less:
                    Expense reimbursements (note 4) ............................................          (16,469)          (17,326)
                    Investment advisory fees waived (note 2) ...................................          (65,644)          (68,927)
                                                                                                      -----------       -----------

               Net expenses ....................................................................          174,696           194,432
                                                                                                      -----------       -----------

                    Net investment loss ........................................................          (46,181)          (78,315)
                                                                                                      -----------       -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized (loss) gain from investment transactions ....................................       (2,034,769)          926,658
      Decrease in unrealized appreciation on investments .......................................       (2,910,669)       (3,012,059)
                                                                                                      -----------       -----------

           Net realized and unrealized loss on investments .....................................       (4,945,438)       (2,085,401)
                                                                                                      -----------       -----------

               Net decrease in net assets resulting from operations ............................      $(4,991,619)      $(2,163,716)
                                                                                                      ===========       ===========


(a) For the period from March 1, 2001 to October 31, 2001 (note 1).




See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Period ended     Year ended      Year ended
                                                                                        October 31,    February 28,    February 29,
                                                                                         2001 (a)          2001            2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ................................................           $   (46,181)    $   (78,315)    $   (39,655)
         Net realized (loss) gain from investment transactions ..............            (2,034,769)        926,658       1,466,680
         (Decrease) increase in unrealized appreciation on investments ......            (2,910,669)     (3,012,059)      3,065,717
                                                                                        -----------     -----------     -----------

              Net decrease in net assets resulting from operations ..........            (4,991,619)     (2,163,716)      4,492,742
                                                                                        -----------     -----------     -----------

     Distributions to shareholders from
         Net realized gain from investment transactions .....................                     0      (1,783,227)       (744,241)
                                                                                        -----------     -----------     -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (b)            13,110,723       8,121,408       1,743,880
                                                                                        -----------     -----------     -----------

                     Total increase in net assets ...........................             8,119,104       4,174,465       5,492,381

NET ASSETS

     Beginning of period ....................................................            15,716,359      11,541,894       6,049,513
                                                                                        -----------     -----------     -----------

     End of period ..........................................................           $23,835,463     $15,716,359     $11,541,894
                                                                                        ===========     ===========     ===========

(a) For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) A summary of capital share activity follows:

                                        --------------------------------------------------------------------------------------------
                                                Period ended                    Year ended                       Year ended
                                            October 31, 2001 (a)             February 28, 2001               February 29, 2000

                                           Shares          Value           Shares          Value           Shares          Value
                                        --------------------------------------------------------------------------------------------

Shares sold ........................      1,003,930     $14,568,147         345,346     $ 6,449,131          71,242     $ 1,034,336

Shares issued for reinvestment
of distributions ...................              0               0         105,081       1,783,227          48,484         744,241
                                        -----------     -----------     -----------     -----------     -----------     -----------

                                          1,003,930      14,568,147         450,427       8,232,358         119,726       1,778,577

Shares redeemed ....................       (106,415)     (1,457,424)         (6,100)       (110,950)         (2,420)        (34,697)
                                        -----------     -----------     -----------     -----------     -----------     -----------

     Net increase ..................        897,515     $13,110,723         444,327     $ 8,121,408         117,306     $ 1,743,880
                                        ===========     ===========     ===========     ===========     ===========     ===========



See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                              Period ended   Year ended    Year ended    Year ended   Period ended
                                                               October 31,  February 28,  February 29,  February 28,  February 28,
                                                                2001 (a)        2001          2000          1999        1998 (b)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................        $ 15.13       $ 19.42       $ 12.68       $ 10.72       $ 10.00

      (Loss) income from investment operations
           Net investment loss .........................          (0.02)        (0.08)        (0.07)        (0.07)        (0.01)
           Net realized and unrealized (loss) gain
               on investments ..........................          (2.80)        (2.10)         8.18          2.03          0.75
                                                                -------       -------       -------       -------       -------
               Total from investment operations ........          (2.82)        (2.18)         8.11          1.96          0.74
                                                                -------       -------       -------       -------       -------

      Distributions to shareholders from
           Distribution in excess of net investment income         0.00          0.00          0.00          0.00         (0.02)
           Net realized gain from investment transactions          0.00         (2.11)        (1.37)         0.00          0.00
                                                                -------       -------       -------       -------       -------
               Total distributions .....................           0.00         (2.11)        (1.37)         0.00         (0.02)
                                                                -------       -------       -------       -------       -------

Net asset value, end of period .........................        $ 12.31       $ 15.13       $ 19.42       $ 12.68       $ 10.72
                                                                =======       =======       =======       =======       =======

Total return ...........................................         (18.69)%      (12.37)%       66.64 %       18.27 %        7.49 %
                                                                =======       =======       =======       =======       =======

Ratios/supplemental data
      Net assets, end of period (000's) ................        $23,835       $15,716       $11,542       $ 6,050       $ 6,048
                                                                =======       =======       =======       =======       =======

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           1.72 %(c)     1.80 %        2.25 %        2.73 %        3.19 %(c)
           After expense reimbursements and waived fees            1.17 %(c)     1.25 %        1.15 %        1.39 %        1.24 %(c)
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees          (0.86)%(c)    (1.06)%       (1.59)%       (1.89)%       (2.19)%(c)
           After expense reimbursements and waived fees           (0.31)%(c)    (0.50)%       (0.49)%       (0.55)%       (0.24)%(c)

      Portfolio turnover rate ..........................         105.88 %      136.22 %      130.44 %      174.44 %       29.83 %


(a) For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) For the period from September 29, 1997 (Commencement of operations) to February 28, 1998.
(c) Annualized.


See accompanying notes to financial statements


                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Core Growth Fund (the "Fund"), an open-end investment company, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 29, 1997. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001. As a result, the current period in the Statements of Operations, Statements of Changes in Net Assets, and Financial Highlights represents the period from March 1, 2001 through October 31, 2001. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost, which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since the Fund intends to distribute substantially all taxable income to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $46,181 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2001



         D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive a portion of its fee to limit total annual fund operating expenses to no more than 1.25% of the Fund's average daily net assets. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived a portion of its fee amounting to $65,644 ($0.04 per share) for the period ended October 31, 2001.

         The Fund's administrator, The Nottingham Management Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fund accounting fee of $2,250 for accounting and recordkeeping services, plus 0.01% of the annual net assets. In addition, the Administrator receives a fee of $12,500 per year for shareholder administration costs. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $35,276,588 and $21,773,593, respectively, for the period ended October 31, 2001.


NOTE 4 - EXPENSE REDUCTION

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the period ended October 31, 2001, the Fund's expenses were reduced by $16,469 under this agreement.

Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, Pennsylvania  15222-5401

Tel: (412) 338-7200
Fax: (412) 338-7380
www.us.deloitte.com

                                                                        Deloitte
                                                                        & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Gardner Lewis Investment Trust
   And Shareholders of The Chesapeake Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the period ended October 31, 2001, and the year ended February 28, 2001, the statements of changes in net assets for the period ended October 31, 2001, and each of the two years in the period ended February 28, 2001, and the financial highlights for the period ended October 31, 2001 and each of the five years in the period ended February 28, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Chesapeake Core Growth Fund as of October 31, 2001, the results of its operations for the period ended October 31, 2001 and year ended February 28, 2001, the changes in its net assets for the period ended October 31, 2001 and each of the two years in the period ended February 28, 2001, and the financial highlights for the period ended October 31, 2001 and each of the five years in the period ended February 28, 2001, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

November 28, 2001


________

Deloitte
Touche
Tohmatsu
________

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
              and may be distributed to others only if preceded or
                      accompanied by a current prospectus.